UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 9, 2018
EVOQUA WATER TECHNOLOGIES CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-38272	46-4132761
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

210 Sixth Avenue Pittsburgh, Pennsylvania	15222
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (724) 772-0044
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On April 9, 2018, WTG Holdings Coöperatief U.A. (“WTG”), a wholly-owned subsidiary of Evoqua Water Technologies Corp. (the “Company”), completed the sale of 100% of the corporate capital of Evoqua Water Technologies S.r.l., which includes the Company’s former operations in Italy (the “Transaction”), to Giotto Water S.r.l. (“Giotto”). The aggregate purchase price paid in cash by Giotto in the Transaction was €350,000, subject to certain earn-out adjustments to be paid by Giotto in connection with the realization of specified tax benefits relating to previous years.

As previously disclosed, WTG entered into a Quota Sale and Purchase Agreement dated April 3, 2018 (the “Agreement”) with Giotto in respect of the Transaction, and, in a separate transaction, Evoqua Water Technologies Ltd., a wholly-owned subsidiary of the Company, entered into a distribution agreement (the “Distribution Agreement”) pursuant to which Giotto will have exclusive rights to market and sell the Company’s Memcor ultrafiltration and Membrane Bioreactor products in select territories throughout Europe.

The foregoing does not constitute a complete summary of the Agreement or the Transaction. Reference is made to the Agreement, which was attached as exhibit 2.1 to the Form 8-K filed by the Company on April 6, 2018 and incorporated by reference herein.
Item 8.01. Other Events.
On April 11, 2018, the Company issued a press release, a copy of which is attached as Exhibit 99.2 hereto and incorporated herein by reference, announcing Company’s entry into the Distribution Agreement and the closing of the Transaction.

Item 9.01. Financial Statements and Exhibits.
(a) Not applicable.
(b) Pro Forma Financial Information.
The following unaudited pro forma financial information of the Company, which gives effect to the Transaction, is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference:

•	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2017

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended September 30, 2017

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the three months ended December 31, 2017
(c) Not applicable.
(d) Exhibits:

Exhibit No.	Description

2.1*
Quota Sale and Purchase Agreement between Giotto Water S.r.l. and WTG Holdings Coöperatief U.A., dated April 3, 2018 (incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed April 6, 2018).*

99.1	Unaudited pro forma condensed consolidated financial statements of Evoqua Water Technologies Corp., including notes thereto.

99.2	Press Release of Evoqua Water Technologies Corp. dated April 11, 2018.
*Certain annexes to the Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the Commission a copy of any omitted annex upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 13, 2018		EVOQUA WATER TECHNOLOGIES CORP.

	By:	/s/ Benedict J. Stas
Benedict J. Stas
Chief Financial Officer